Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

The Huntington National Bank

41 S. High Street

Columbus, Ohio 43287

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by The Huntington National Bank (the “Company,” as the engaging party) and Morgan Stanley & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a sample of collateral assets with respect to the issuance of asset backed notes collateralized by a pool of auto loans, by Huntington Auto Trust 2024-1 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of a sample of collateral assets included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 130 retail installment contracts, which the Specified Parties represent, was selected randomly from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 601 S Figueroa Street, Los Angeles, CA, 90017

T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

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•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

We performed agreed-upon procedures with respect to certain loan files related to a pool of the automobile loans (the “Auto Loan Pool”) owned by the Company. The following definitions, unless otherwise indicated, will be adopted in presenting our procedures and findings:

•	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to December 31, 2023.

•	The Phrase “Preliminary Loan Pool” refers to a file titled “Loan Tape, Dec Month End.xlsx ” containing a listing of loans Numbers provided to us by the Company, as of the Cut-off Date.

•

The phrase “Sample Loan Data Tape” refers to a file titled “Q1 2024 Static Loan Pool data tape, v1 – with issue date ,int rate.xlsx ” which management of the Company has represented as containing a listing of loans which meet the eligibility criteria for the Auto Loan Pool and which includes certain attributes related to the Preliminary Loan Pool as of the Cut-off Date.

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•	The phrase “Loan Number” refers to the unique loan identifier contained in the “ACCT_NBR” field of the Sample Loan Data Tape.

•

The phrase “Sample Loans” refers to a sample of 130 automobile loans, randomly selected by PwC from the Preliminary Loan Pool provided by the Company. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Loan Data Tape based on the sample size and results of the procedures performed.

•

The “Vehicle Mapping File” refers to email confirmations provided by the Company containing a mapping of the “MAKE” field contained in the Sample Loan Data Tape versus different name variations of the vehicle make as shown on the Personal Loan Agreement.

As instructed by the Company, we will randomly select a sample of 130 loans (the “Sample Loans”) from the “Preliminary Loan Pool” which the Company represents contains data for the Auto Loan Pool from their HOGAN servicing system as of the Cut-off Date.

I.  Data, Information, and Documents Provided

Company provided screenshots from the Company’s Enterprise Document Retrieval system. Documents used in the procedures below were accessed by choosing “Consumer” in the Enterprise Document Retrieval system and querying each Sample Loan using the “Sample Loan Number” attribute from the Sample Loan Data Tape.

For each Sample Loan, we received the Personal Loan Agreement and any related Corrective Action Notices or Modification Agreements, as applicable, related to the Sample Loan available in the Enterprise Document Retrieval system. As instructed by the Company, if more than one Personal Loan Agreement were available in the Enterprise Document Retrieval system for a Sample Loan, the Personal Loan Agreement with the most recent posting date were used in applying the procedures below.

We were provided screenshots from the Company’s HOGAN servicing system to access information for attributes stated in Procedure 3.

We were provided screenshots from the Company’s ORBIT system to access information for attributes stated in Procedure 4.

II.  Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans, and report any findings therefrom. For purposes of procedures 1 through 4 below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regard to information contained in the document relevant to performance of the agreed-upon procedures 1 through 4, we contacted the Company for clarification prior to reporting any exceptions.

1.  For each Sample Loan, we compared the following attributes on the Sample Loan Data Tape to the Personal Loan Agreement, Corrective Action Notice, or Modification Agreement retrieved from the Enterprise Document Retrieval system:

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a)  Contract Date, as disclosed within the “DT_LOAN_ISSUED” field of the Sample Loan Data Tape (noting that any difference between dates greater than 7 days were deemed an exception) to:

i)	If the Personal Loan Agreement is a two party contract, the “Date of this loan” field was used.

ii)	If the Personal Loan Agreement is a 553 contract, IFI-26 contract, or an eRIC-12 contract, the date on which the customer signed was used.

iii)	If the Personal Loan Agreement is a Wisconsin Banker’s Association contract, the “Dated” field was used.

iv)	If the Personal Loan Agreement is an MN-102 Contract, the date on the top of the Personal Loan Agreement was used.

b)  Original Principal Balance, as disclosed within the “ORIGINAL_AMT” field of the Sample Loan Data Tape, to:

i)	If the Personal Loan Agreement is a two-party contract, the “Principal Amount of this Loan” field was used.

ii)	For any other contract, the “Amount Financed” field.

c)  Interest Rate at Origination, as disclosed in the “ORIGINAL_INTEREST_RATE” field of the Sample Loan Data Tape:

i)	If the Personal Loan Agreement is a two-party contract, the “Interest Rate Applicable” field was used.

ii)	For any other contract, the “APR” field.

d)  Monthly Payment Amount, as disclosed in the “PAYMENT_AMOUNT” field of the Sample Loan Data Tape, with a tolerable difference of $1, to:

i)	The monthly payment amount from the “Payment Schedule” disclosure section of the Personal Loan Agreement.

e)  Original Term, as disclosed in the “BOOKED_TERM” field of the Sample Loan Data Tape, to:

i)	The number of payment months from the “Payment Schedule” disclosure section of the Personal Loan Agreement.

f)  Make, as disclosed in the “MAKE” field on the Sample Loan Data Tape, to:

i)	The “Make” field of the Personal Loan Agreement.

ii)	The Vehicle Mapping File was used (as applicable) to determine variations and abbreviations of the “Make”.

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For each Sample Loan, we recalculated the attributes in (g) immediately below and compared with the Sample Loan Data Tape using the Personal Loan Agreement retrieved from the Enterprise Document Retrieval system:

g)  Maturity Date, as disclosed in the “DT_CURR_MAT” field on the Sample Loan Data Tape, using the following instructions provided by the Company:

i)	The number of payment months and first payment date from the “Payment Schedule” disclosure section of the Personal Loan Agreement as used.

ii)	The number of payment months minus 1 month was added to the first payment date to recalculate the maturity date.

iii)

For Sample Loans where the recalculation result was less than the “DT_CURR_MAT” field looked on the HRAP screen of the HOGAN servicing system for “Delinquency Extensions,” “Pass-A-Pay Payments,” and “Promotional Extensions.” We counted the number of “Delinquency Extensions,” “Promotional Extensions,” and “Pass-A-Pay Payments” on the HRAP screen for each respective Sample Loan and added this number to the recalculation of maturity date (that is, number of payment months minus 1 month plus the number of “Delinquency Extensions/Promotional Extensions/Pass-A-Pay Payments” was added to the first payment date to recalculate the maturity date).

For each Sample Loan, we recalculated the attribute in (h) immediately below and compared with the Sample Loan Data Tape using data obtained from the documents described below which was retrieved from the Enterprise Document Retrieval system:

h)  Loan-to-value (“LTV”), as disclosed in the “LTV_BOOKED” field on the Sample Loan Data Tape, was recalculated using “Loan Amount” divided by “Value Amount”, rounded to zero decimal places.

i) “Loan	Amount” was used from the Personal Loan Agreement as follows:

•	If the Personal Loan Agreement is a two-party contract, the “Principal Amount of this Loan” field was used.

•	For any other contract, the “Amount Financed” field was used.

ii)	“Value Amount” was used from the Factory Invoice, Used Car Book-out Sheet and/or Credit Approval Form, as follows:

•	For new vehicles, the adjusted MSRP value was used from the Factory Invoice

•

For used vehicles, the NADA adjusted clean retail value was used from the Used Car Book-out Sheet. If the vehicle model year is the same as the Contract Date year, and the NADA adjusted clean retail value is not available, 90% of the MSRP value was used.

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•	For purposes of this procedure, if neither the Factory Invoice or the Used Car Book-out Sheet are available, the value from the Credit Approval Form was used.

As instructed by the Company, if the vehicle related to a Sample Loan was a new Honda or Acura vehicle, a destination charge of $1,245 was added to the Value Amount determined in (h)(ii).

With respect to Procedure 1, there were no exceptions noted.

2.  For each Sample Loan, we observed that the Company is the lien holder (or assigned to the Company by the lien holder), on the lien retrieved from the Enterprise Document Retrieval System. We used the VIN number on each Personal Loan Agreement to match the VIN number on each lien for each Sample Loan.

As instructed by the Company, if the Sample Loan Contract Date is within 90 days of the Cut-off Date, the existence of an application for title document with the Company listed as the lien holder were considered acceptable as a lien for the purpose of this procedure.

With respect to Procedure 2, an exception has been disclosed in Exhibit I.

3.  For each Sample Loan, we compared and/or recalculated and compared the following information with the Sample Loan Data Tape to the corresponding information in the Company’s HOGAN servicing system screenshots provided by the Company.

For each Sample Loan, we compared or recalculated and compared, the following attribute with the Sample Loan Data Tape to the Company’s HOGAN servicing system screenshots as follows:

a)  Titling State, as disclosed in the “CUSTOMER_STATE” field of the Sample Loan Data Tape, to:

i)	The titling state on the “XCLI” screen of the Hogan servicing system.

b)  New/Used, as disclosed in the “VEH_NEW_USED” field of the Sample Loan Data Tape, to:

i)	The New/Used Code on the “XCLI” screen of the Hogan servicing system.

c)  Current Principal Balance, as disclosed in the “OS_BAL” field of the Sample Loan Data Tape to:

i)

The balance amount on or before the Cut-off Date (as applicable), taking into account any payments with an Effective Date on or before the Cut-off Date, as shown on the “URAP” screen of the HOGAN servicing system.

d)  Days Delinquent, as disclosed in the “NBR_DAY_PDUE” field of the Sample Loan Data Tape, was recalculated as follows:

i)	Days Delinquent equals Cut-off Date less the “OLDEST DUE DT” on the “HTHI” screen, with a minimum value of zero.

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•	Using the “HRAP” screen of the Hogan servicing system, we looked to the transaction just prior to or on the Cut-off Date, and proceeded to the “HTHI” screen for that transaction.

•	We used the “OLDEST DUE DT” on the “HTHI” screen.

For the purpose of procedure 3(d), we were instructed to use December 29, 2023, instead of Cut-Off Date to calculate the Days Delinquent, reflecting that December 30 and 31st were not business days.

With respect to Procedure 3, an exception has been disclosed in Exhibit I.

4.  For each Sample Loan, we compared the following information on the Sample

Loan Data Tape to the corresponding information in the Company’s ORBIT system screenshots.

For each Sample Loan, we compared the following attribute on the Sample Loan Data Tape to the Company’s ORBIT system as follows:

a)	FICO Credit Score, as disclosed in the “ORIG_CR_SCR” field of the Sample Loan Data tape, to:

i)	The Primary FICO number on the Credit tab in the ORBIT system. As instructed by the Company, if a secondary FICO existed, the higher of the two FICO values was used.

With respect to Procedure 4, there were no exceptions noted.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

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i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

February 6, 2024

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Exhibit I

Sample	Procedure/ Attribute	Value per PwC Procedure	Value per Sample Loan Data Tape

1	2. / Lienholder	No lienholder observed	N/A

40	3.(a) / Titling State	OH	IN